J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Equity Premium Income Fund

(the “Fund”)

(All Share Classes)

(a series of JPMorgan Trust IV)

Supplement dated May 20, 2020

to the Prospectuses dated November 1, 2019, as supplemented

Effective immediately, the following hereby replaces the current disclosure under “Investing with J.P. Morgan Funds — Portfolio Holdings Disclosure” for the Equity Premium Income Fund:

On each business day, the Equity Premium Income Fund will disclose on its website a schedule of the portfolio holdings of the Fund as of the prior business day. To the extent shareholders have questions about the Fund’s schedule of portfolio holdings, or wish to receive hard copies, they may call 1-800-480-4111 at no charge. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-EPI-HOLD-520